PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) dated as of December 1, 2004, is between Paul D. Friemel & Associates, Inc., a Texas corporation (“PDFAI”), and the working interest owners listed in Exhibit “A” (the “WI Owners”) (collectively PDFAI and the WI Owners are called “Seller”), and Arena Resources, Inc., a Nevada corporation (the “Buyer”).

In consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

ARTICLE I

PURCHASE AND SALE

1.01

Purchase and Sale.   Seller agrees to sell and convey and Buyer agrees with Seller to purchase and pay for the Interests (as defined in Section 1.02 below), subject to the terms and conditions of this Agreement.

(a)

The entire or undivided interest of Seller in and to the leasehold estates and mineral rights created by all leases and other agreements described in Exhibit  “B” and/or covering the lands described in Exhibit "B" regardless of whether the actual oil and gas leases or other agreements are described in Exhibit "B"  (herein called the “Leases”), insofar as the Leases and/or wells cover and relate to rights from the surface of the earth down to, but not below, the base of the San Andres Formation underlying the tracts of land described in Exhibit “B” (herein called the “Land”), together with corresponding undivided interests in and to all the property and rights incident thereto, including, to the extent transferable, all agreements, product purchase and sale contracts, leases, permits, rights-of-way, easements, farmouts, options and orders relating thereto; but specifically excluded are all fee mineral interests, royalty interests and overriding royalty interests; and

(b)

The entire or undivided interest of Seller in and to all of the personal property, fixtures and improvements appurtenant to the Leases and Lands insofar as they are used or obtained in connection with the operation of the Leases insofar as they cover the Lands or relate to the production, treatment, sale or disposal of hydrocarbons or water produced therefrom or attributable thereto.

1.03

Effective Time.   The purchase and sale of the Interests shall be effective as of December 1, 2004 at 7:00 a.m., Central Standard Time (herein called the “Effective Time”).

ARTICLE II

PURCHASE PRICE

2.01

Purchase Price.   The purchase price for the Interests shall be: (a) $3,237,600.00, subject to adjustment as set forth in Section 2.03 below; and (b) 51,120 fully paid and non-assessable shares of Seller’s common stock, subject to an Option Agreement in form and substance like that attached as Exhibit “C” (the “Option Agreement”).

2.02

Escrow Deposit.  As of the date of this Agreement, Buyer shall have tendered to Commercial State Bank, Midland, Texas, as Escrow Agent for Seller, as an earnest money deposit pursuant to the Escrow Agreement attached hereto as Exhibit “D”, the sum of $125,000.00 cash in U.S. funds (the “Deposit”).  In the event Buyer, through no fault of Seller, fails, refuses or is unable for any reason to close the sale in accordance with the terms hereof after Seller has fulfilled all obligations of Closing and is ready, willing and able to close, Seller, may, at its option, obtain and retain the Deposit as liquidated damages and not as a penalty, it being understood, stipulated and agreed that the damages resulting from such default are in their nature uncertain and unascertainable with exactness.  In the event Closing occurs, the Deposit shall be credited towards the Purchase Price.

2.03

Adjustments to Purchase Price.   The Preliminary Purchase Price shall be adjusted as follows and the resulting amount shall be herein called the “Final Purchase Price”:

(a)

The Preliminary Purchase Price shall be adjusted upward by the following:

(1)

The value of all merchantable oil in storage above the pipeline connection  at the Effective Time that is credited to the Interests, such value to be the market or contract price in effect as of the Effective Time less taxes deducted by the purchaser of such oil;

(2)

The amount of all expenditures (including, without limitation, royalties, rentals and other charges, ad valorem, property, production, excise, severance, windfall profit and other taxes based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom, expenses billed under applicable operating agreements and, in the absence of an operating agreement, expenses of the sort customarily billed under such agreements) paid by or on behalf of Seller in connection with the operation of the Interests after the Effective Time;

(3)

An amount equal to all prepaid expenses attributable to the Interests that are paid by or on behalf of Seller prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable to the period after the Effective Time including, without limitation, prepaid ad valorem, property, production, severance and similar taxes (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom; and

(4)

Any other amount agreed upon in writing by Seller and Buyer.

(b)

The Preliminary Purchase Price shall be adjusted downward by the following:

(1)

Proceeds received by Seller prior to the Closing Date attributable to the Interests and that are, in accordance with generally accepted accounting principles, attributable to the period of time after the Effective Time;

(2)

An amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom accruing to the Interests prior to the Effective Time, which amount shall be computed based upon such taxes assessed against the applicable portion of the Interests for the preceding calendar year or, if such taxes are assessed on other than a calendar year basis, for the tax related year last ended;

(3)

An amount equal to the sum of all Defect Adjustments and Exclusion Adjustments (as those terms are defined in Section 5.03); and

(4)

An amount equal to the allocated purchase price for the particular WI Owner specified in Exhibit “A” hereto for any WI Owner listed in Exhibit “A” that does not agree to sell and join in the Assignment to Buyer. In that event, the WI and NRI fractions set forth in Exhibit “B” for any lease in which any WI Owner elects not to join shall be adjusted downward by the parties to exclude the WI and NRI of the non-joining WI Owner.

(5)

Any other amount agreed upon in writing by Seller and Buyer.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.01

Representations and Warranties of Seller:   Seller represents and warrants the following as to the Interests:

(a)

PDFAI is a Texas corporation, duly organized, validly existing, and in good standing under the laws of the State of Texas.

(b)

Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, and to perform its obligations under this Agreement.  The consummation of the transactions contemplated by this Agreement has been duly and validly authorized and will not violate, or be in conflict with, any provision of any agreement or instrument to which Seller is a party or by which it is bound (except any provision in any agreement as to (i) the preferential right to purchase a portion of the Interests, (ii) required consents to transfer and related provisions, and (iii) any other third party approvals contemplated herein) or any judgment, decree, order, statute, rule or regulation applicable to Seller;

(c)

This Agreement has been duly executed and delivered on behalf of Seller.  This Agreement constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws, as well as to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)

There is no bankruptcy, insolvency, reorganization, moratorium or receivership proceedings pending, contemplated by, or, to the knowledge of Seller, threatened against Seller;

(e)

To the best knowledge of Seller, except as described on Schedule 3.01E hereto, no suit, action or other proceeding is threatened or is pending before any court or governmental agency as of the date of this Agreement that might result in impairment or loss of Seller’s title to any part of the Interests or that might hinder or impede the operation of the Leases or that might result in a diminution of the value thereof;

(f)

Seller has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever, including but not limited to any fee due Simplex Energy Solutions;

(g)

To the best knowledge of Seller, there exists no imbalance regarding production taken or marketed from any Lease which could result in (i) a portion of Seller’s interest in production therefrom to be taken or delivered after the Closing Date without Buyer receiving payment therefor and at the price it would have received absent such imbalance; or (ii) Seller being obligated to make payment to any person or entity as a result of such imbalance; or (iii) production being shut-in or curtailed after the Closing Date due to non-compliance with allowable, production quotas, proration rules or similar orders or regulations of governmental authorities; and Seller is not obligated, by virtue of any prepayment arrangement, take-or-pay agreement or similar arrangement, to deliver hydrocarbons produced from the Interests at some future time without then receiving full payment therefor;

(h)

To the best knowledge of Seller, the purchasers under all gas contracts under which Seller is selling natural gas produced from the Leases are in compliance with all the material terms of such contracts and Seller has received no notice from any such purchaser of such party’s intention or desire to modify, renegotiate or repudiate any such contract or any of the material terms thereof; and

(i)

To the best knowledge of Seller, all taxes and assessments of every kind and character relating to Seller’s ownership of the Interests have been discharged, as the same have become due prior to Closing;

(j)

In those cases in which Seller has acted as operator of any of the Interests, Seller is not in default under any material contract, undertaking, or other commitment or agreement relating to the Interests, and to the best of Seller’s knowledge, in those cases in which a third party is acting as operator of any of the Interests, that third party has operated those Interests in substantial compliance with all contracts, undertakings, or other commitments or agreements relating to those Interests;

(k)

To the best knowledge of Seller, it is in substantial compliance with all applicable federal, state, and local laws, rules and regulations that affect or relate to the Interests;

(l)

To the best knowledge of Seller, other than the leases set forth in Schedule 3.01L attached hereto, those matters reflected of record, or those reflected in Seller’s files and records, all of which have been made available to Buyer, the Interests are not subject to any unrecorded preferential rights to purchase, restrictions on assignment, joint venture agreements, operating agreements, oil and/or gas sales agreements, drilling or development obligations, reversionary interests, or other material burdens, restrictions, or limitations or other material contracts, agreements, or understandings of any kind whatsoever with respect to the ownership or operation of the Interests, or the disposition of production therefrom;

(m)

That the Interests are not burdened by any mortgages, judgments, or security interests that will not be released at Closing.  Further, Seller’s execution of this Agreement will not result in the creation of any lien or encumbrance, or give to any third party any interest or right, including any right of termination or acceleration under any other agreement;

(n)

There are no open authorizations for expenditure or oral or written commitments to drill or rework any well on the Interests;

(o)

That the written information to be delivered by Seller to Buyer that directly relates to the title to the Interests (including abstracts, title opinions, land records, and copies of instruments) is, to the best of Seller’s knowledge, true and accurate in all material respects, and such information represents all of the information available in Seller’s files;

(p)

That to the best knowledge of Seller, neither this Agreement nor any information or other document to be delivered by Seller to the Buyer, contains any false statement of a material fact or omits any material fact necessary to make such statements not misleading; and

(q)

That to the best knowledge of Seller as of the Closing, since the Effective Time, no material adverse change in the condition or operation of the Interests has occurred, except as may result from normal and usual changes in the ordinary course of business and operations.

3.02

Representations and Warranties of Buyer.   Buyer represents and warrants to Seller that:

(a)

Buyer is a corporation fully organized, validly existing and in good standing under the laws of the State of Texas, and duly qualified to carry on its business in each state in which failure to so qualify would have a materially adverse effect on Buyer’s business or properties;

(b)

Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, to purchase the Interests on the terms described in this Agreement, and to perform its other obligations under this Agreement.  The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with, any provision of Buyer’s governing documents or any agreement or instrument to which Buyer is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer;

(c)

This Agreement has been duly executed and delivered on behalf of Buyer.  This Agreement constitutes a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws, as well as to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)

Buyer has incurred no liability, contingent or otherwise, for brokers’ or finders’ fee relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever;

(e)

Buyer acknowledges that Seller makes and has made no representation or warranty as to the future amounts of production of oil or gas attributable to the Interests or as to the profitability of the Interests; and

(f)

Buyer acknowledges that Seller makes and has made no representation or warranty as to the condition or fitness for use of any of the fixtures or equipment associated with the Interests.  Buyer has conducted a physical inspection of such fixtures and equipment and is willing to accept same in “AS IS” condition.

ARTICLE IV

COVENANTS

4.01

Covenants of Seller.   Seller covenants and agrees with Buyer that:

(a)

After the execution of this Agreement, Seller will continue to make available to Buyer for examination all title and other information relating to the Interests in Seller’s possession or control and will cooperate with Buyer in Buyer’s efforts to obtain, at Buyer’s expense, such additional information relating to the Interests as Buyer may reasonably desire, to the extent in each case that Seller may do so without violating legal constraints or any obligation of confidence or other contractual commitment of Seller to a third party, to include:

(1)

Title opinions and title status reports pertaining to the Interests;

(2)

Copies of the Leases, prior conveyances of interests created thereby, unitization, pooling and operating agreements, division and transfer orders, and other encumbrances not discharged and affecting the title to or the value of the Interests;

(3)

Records relating to the payment of rentals, royalties and other payments due under the Leases;

(4)

Records relating to the payment of ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Interests;

(5)

Ownership maps and surveys relating to the Interests;

(6)

Copies of all purchase, sale, processing and transportation agreements relating to the production from the Interests;

(7)

Copies of all agreements, leases, permits, easements, licenses and orders relating to the Interests;

(8)

Production records, geological records and logs relating to the Interests;

(9)

Inventories of personal property and fixtures included in the Interests; and

(10)

Accounting records, records concerning windfall profit taxes, and engineering technical data, geological and geophysical data, relating to the Interests.

Seller shall permit Buyer, at Buyer’s expense, to inspect and photocopy such information and records at any reasonable time during the term of this Agreement, but only to the extent, in each case, that Seller may do so without violating any obligation of confidence or contractual commitment to a third party.  Seller shall not be obligated to furnish any updating abstracts, title opinions or additional title information, but shall cooperate with Buyer in Buyer’s efforts to obtain, at Buyer’s expense, such additional title information as Buyer may deem prudent.  Buyer will return to Seller any and all such copies made by Buyer if closing does not occur.

(b)

With respect to third party consents and preferential rights to purchase, Seller shall promptly make written requests of such third parties, in compliance with applicable agreements, that such consents be given or waived and that such preferential rights be waived; provided, however, that Seller shall not be required to pay money or undertake any additional legal obligation in connection therewith.

(c)

Seller shall immediately notify Buyer of any suit, action or other proceeding of the type referred to in Section 3.01(c) that arises prior to the Closing of which Seller becomes aware.

(d)

Seller shall immediately notify Buyer of any material adverse change in the Interests.

(e)

From and after the date of execution of this Agreement and until the Closing, and subject to the constraints of applicable operating and other agreements, Seller shall operate, manage, and administer the Interests in a good and workmanlike manner consistent with its past practices, and shall carry on its business with respect to the Interests in substantially  the same manner as before execution of this Agreement.  Seller shall use all reasonable efforts to preserve in full force and effect all Leases, operating agreements, easements, rights-of-way, permits, licenses, and agreements which relate to the Interests in which Seller owns an interest, and shall perform all obligations of Seller in or under all such agreements relating to the Interests; provided, however, to the extent Seller is not the operator of any of the Interests, the obligations of Seller concerning operations or activities which normally or pursuant to existing contracts are carried out or performed by the operator, shall be construed to require only that Seller use all reasonable efforts (without being obligated to incur any expense or institute any cause of action) to cause the operator of such Interests to take such actions or render such performance within the constraints of the applicable operating agreements and other applicable agreements.  Seller shall, except for emergency action taken in the face of serious risk to life, property, or the environment (1) submit to Buyer, for prior written approval, all requests for operating or capital expenditures and all proposed contracts and agreements relating to the Interests which involve individual commitments of more than $15,000; (2) consult with, inform, and advise Buyer regarding all material matters concerning the operation, management, and administration of the Interests; (3) obtain Buyer's written approval prior to voting under any operating, unit, joint venture, partnership or similar agreement; and (4) not approve or elect to go nonconsent as to any proposed well or plug and abandon or agree to plug and abandon any well without Buyer's prior written approval.  On any matter requiring Buyer's approval under this Section, Buyer shall respond within five (5) days to Seller's request for approval and failure of Buyer to respond to Seller's request for approval within such time shall release Seller from the obligation to obtain Buyer's approval before proceeding on such matter.

4.02

Covenants of Buyer.   Buyer covenants and agrees with Seller that:

(a)

Buyer shall use all reasonable efforts to maintain its status and to assure that as of the Closing Date, it will not be under any material, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions.

(b)

Buyer shall endeavor to safeguard and maintain secure all engineering, geological and geophysical data, reports and maps, accounting records, and all other confidential data or information in the possession of Buyer relating to the Interests and furnished by Seller.

ARTICLE V

TITLE MATTERS

5.01

Defensible Title.

(a)

As used herein, the term “Defensible Title” shall mean, as to the Interests, such title held by Seller under documents recorded in Andrews County, Texas that, subject to and except for the Permitted Encumbrances (as hereinafter defined): (i) entitles Seller to receive, and will entitle Buyer after Closing, to receive, own and retain without suspension, reduction or termination, payment of revenues for not less than the “Net Revenue Interest” set forth in Exhibit “B” of all oil, gas and associated liquid and gaseous hydrocarbons produced, saved and marketed from all wells located on the Land; (ii) obligates Seller, and will obligate Buyer after Closing,  to bear costs and expenses relating to the maintenance, development and operation of wells located on the Interests in an amount not greater than the “Working Interest” set forth in Exhibit “B”; (iii) is free and clear of encumbrances and liens; and (iv) allows Seller to receive payment for production attributable to the Interests from the purchaser(s) thereof without any bond or indemnity being required.

(b)

The term “Permitted Encumbrances”, as used herein, shall mean:

(1)

Lessors’ royalties, overriding royalties, reversionary interests and similar burdens, if the net cumulative effect of such burdens does not operate to reduce the Net Revenue Interest of any Interest to less than the Net Revenue Interest set forth in Exhibit “B”, or impair the right to receive revenues attributable thereto;

(2)

Preferential rights to purchase and required third party consents to assignments and similar agreements with respect to which, prior to Closing, (i) waivers or consents are obtained from the appropriate parties,or (ii) the appropriate time period for asserting such rights has expired without an exercise of such rights;

(3)

Liens for taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business;

(4)

All rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if the same are customarily obtained routinely and subsequent to such sale or conveyance;

(5)

Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like; and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the Interests;

(6)

Liens of operators relating to obligations not yet due or pursuant to which Seller is not in default;

(7)

Such Title Defects or other defects as Buyer has waived pursuant to Section 5.03(b);

(8)

The terms and conditions of all Leases, agreements, orders, instruments, documents and other matters to which they are subject, regardless of whether they are expressly described in any of the exhibits hereto, but only to the extent that the net cumulative effect of such burdens does not operate to either: (i) reduce the Net Revenue Interest of any Interest to less than the Net Revenue Interest set forth in Exhibit “B”, or impair the right to receive revenues attributable thereto; or (ii) increase the Cost Bearing Share of any Interest to more than the Cost Bearing Share set forth in Exhibit “B”; and

(9)

Rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Interests in any manner, and all applicable laws, rules and orders of governmental authority.

(c)

The term “Title Defect” as used herein shall mean any encumbrance, encroachment, irregularity, defect in or objection to Seller’s title to the Interests (excluding Permitted Encumbrances), that alone or in combination with other defects renders Seller’s title to the Interests or part thereof less than Defensible Title.

5.02

Casualty Loss.  If, prior to the Closing, all or any portion of the Interests is destroyed by fire or other casualty, is taken in condemnation or under the right of eminent domain or proceedings for such purposes are pending or threatened, Buyer may elect (i) to treat the Interests affected by such destruction, taking or pending or threatened taking as Defective Interests in accordance with Section 5.03; or (ii) to purchase such Interests notwithstanding any such destruction, taking or pending or threatened taking (without reduction of the Preliminary Purchase Price therefor), in which case Seller shall, at the Closing, pay to Buyer all sums paid to Seller by third parties by reason of the destruction or taking of such Interests to be assigned to Buyer and shall assign, transfer and set over unto Buyer all of the right, title and interest of Seller in and to any unpaid awards or other payments from third parties arising out of the destruction, taking or pending or threatened taking as to such Interests to be assigned to Buyer.  Prior to Closing, Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any destruction, taking or pending or threatened taking as to such Interests to be assigned to Buyer without first obtaining the written consent of Buyer. Notwithstanding anything contained herein to the contrary, Buyer and Seller shall each have the right to terminate this Agreement upon written notification to the other if the loss as the result of fire or other casualty exceeds $250,000.00.  In such case, the Deposit shall be returned to Buyer and thereafter, neither Buyer nor Seller shall have any liability or further obligation to the other hereunder.

5.03

Defect Adjustments.

(a)

“Defective Interests” shall mean that portion of the Interests (as determined in accordance with Section 5.03(c) affected by a Title Defect or that Buyer is otherwise entitled under Sections 5.02, 5.04 or 6.02 to treat as Defective Interests, and which matter exceeds an individual value of $25,000.00, or in the case of a material adverse environmental condition, the amount shown in Article 6.02(b).  If any matter is discovered by Buyer that, in Buyer’s reasonable good faith opinion would constitute a Defective Interest, then Buyer may provide written notice thereof actually delivered to Seller not later than 4:00 p.m. CDT on or before the third (3rd) business day prior to Closing.  Such notice shall be in writing and shall include (i) a description of the Defective Interests, (ii) the basis for the defect that Buyer believes causes such Interests to be treated as Defective Interests.

(b)

Defective Interests shall be excluded from the Interests to be purchased by Buyer hereunder and the Preliminary Purchase Price shall be reduced in accordance with Section 2.02 by an amount equal to the Allocated Value thereof, which shall mean that portion of the unadjusted Purchase Price allocated to any Interest by Buyer) as shown on Schedule 5.03B attached hereto (which reduction shall be called an “Exclusion Adjustment”) unless (i) prior to the Closing, the basis for treating such Interests as Defective Interests has been removed, or (ii) Buyer agrees to waive the relevant Title Defect or other defect and purchase the Defective Interests notwithstanding the defect, or (iii) Buyer and Seller agree to an amount by which the Allocated Value of the Defective Interests has been reduced and the Preliminary Purchase Price is reduced by such amount in accordance with Section 2.03 (which reduction shall be called a “Defect Adjustment”).

(c)

In determining which portion of the Interests are Defective Interests, it is the intent of the parties to include, when possible, only that portion of the Interests affected by the defect or basis for such Interests being treated as Defective Interests.

(d)

In the event the total of Defective Interests exceeds $250,000.00, Seller or Buyer shall have the right to terminate this Agreement upon written notice to the other party.  Upon such termination, the Deposit shall be returned to Buyer.

5.04

Identification of Additional Defective Interests.

(a)

If, prior to the Closing, there has been non-compliance with the laws, rules, regulations, ordinances or orders of any governmental agency or authority having jurisdiction over the Interests, resulting in risk of loss of the Interests or a substantial part of the value thereof, then Buyer may elect to treat such of the Interests as are adversely affected by such non-compliance as Defective Interests by giving Seller notice thereof in accordance with Section 5.03(a).

(b)

If any preferential right to purchase is exercised, Buyer may elect to either (i) treat that portion of the Interests affected by the exercise of such preferential right as Defective Interests by giving Seller notice thereof in accordance with Section 5.03(a), or (ii) eliminate the interest or part thereof so affected from the Interests and the Purchase Price shall be reduced by the portion of the Purchase Price allocated to such interest or part thereof.  If any preferential right to purchase is discovered after Closing, or if a third party holder of such a right alleges improper notice, then Buyer agrees to cooperate with Seller in giving effect to any such valid third party preferential purchase rights.  In the event any such valid third party preferential purchase rights are validly exercised after Closing, Seller shall return to Buyer that portion of the Purchase Price allocated to the portion of the Interests on which such rights are exercised and lost by Buyer to such third party.

(c)

If any necessary third party consent to assignment is not obtained prior to the Closing, Buyer may elect to either (i) treat that portion of the Interests subject to such consent requirement as Defective Interests by giving Seller notice thereof in accordance with 5.03(a), or (ii) eliminate the interest or part thereof so affected from the Interests and the Purchase Price shall be reduced by the portion of the Purchase Price allocated to such interest or part thereof.

(d)

If, prior to the Closing, Buyer becomes aware of any suit, action or other proceeding before any court or government agency (other than matters reflected on Schedule 3.01E that would reasonably result in loss or impairment of Seller’s title to any portion of the Interests or a substantial portion of the value thereof, Buyer may elect to treat that portion of the Interests affected thereby as Defective Interests by giving Seller notice thereof in accordance with Section 5.03(a).

(e)

If any inaccuracy in Exhibit “B” results in a substantial loss of value of a portion of the Interests, Buyer may elect to treat that portion of the Interests subject to such reduction in value as Defective Interests by giving Seller notice thereof in accordance with Section 5.03(a).

(f)

None of the foregoing matters described in this Article 5.04(a) through (e) inclusive shall be considered Defective Interests unless a particular matter exceeds an individual value of $25,000.00 or, in the case of a material adverse environmental condition, the amount shown in Article 6.02(b).

ARTICLE VI

ENVIRONMENTAL MATTERS

6.01

Access to Conduct Assessment.  Promptly after execution of this Agreement by both parties, Buyer shall have the right for 10 days from the date of the notice hereinafter provided, exclusive of Saturdays, Sundays and legal holidays, at its own risk and expense to conduct or have conducted a Phase I environmental audit of the Leases and Interests, including ascertainment of the existence of any wetlands.

Seller will provide Buyer, or its contractor, with reasonable access to the Lands to conduct the environmental assessment, subject to any restrictions on Seller with respect to access to the Interests.  Buyer shall provide Seller one day written notice of a desired date of such assessment and the proposed locations.  Seller shall have the right to be present during any testing or assessment and shall have a right to require splitting of all samples.  Buyer agrees to release, indemnify, defend and hold Seller harmless against any liability, loss or damage to persons or property occurring physically on the Land.

6.02

Material Adverse Environmental Conditions.  Buyer shall advise Seller of any material adverse environmental conditions of the Leases or Interests which it finds unacceptable and, if requested by Seller, provide evidence thereof on or before the end of the 10 day period provided for above.  For the purposes of this section, a condition shall be material only if:

(a)

it is required to be remedied under applicable environmental laws or any pertinent Lease or contract; and

(b)

it will cost in excess of $25,000.00 to remediate to levels required by applicable environmental laws, or pertinent Lease or contract. Buyer shall treat all information regarding any adverse environmental conditions as confidential, whether material or not, and shall not make any contact with any governmental authority or third party regarding the same without Seller’s written consent unless required by applicable law.

Within 3 days after receipt of such notice with respect to each material adverse environmental condition, Seller may either:

(a)

Agree with Buyer on an adjustment to the purchase price which adjustment shall reflect the cost to remediate such condition; or

(b)

Agree to remediate such condition either before or after Closing, as agreed by the parties; or

(c)

Remove that portion of the Interests from the Interests being conveyed and adjust the purchase price accordingly.

If Seller and Buyer agree to an adjustment to the purchase price, Buyer shall proceed to purchase the Interests including the portion of the Interests with the environmental condition.  SUBJECT TO THE ONE YEAR INDEMNITY GIVEN BY SELLER TO BUYER, BUYER AGREES TO ACCEPT ALL RESPONSIBILITY AND LIABILITY FOR THE ENVIRONMENTAL CONDITION OF THE LEASES AND INTERESTS, INCLUDING BUT NOT LIMITED TO ALL CLAIMS OF WHICH BUYER IS AWARE, CAUSES OF ACTION, FINES, LOSSES, COSTS AND EXPENSES, INCLUDING BUT NOT LIMITED TO COSTS TO CLEAN OR REMEDIATE, IN ACCORDANCE WITH AND TO THE EXTENT REQUIRED BY APPLICABLE LAW.  IN THE EVENT SELLER ELECTS TO REMEDIATE AN ENVIRONMENTAL CONDITION, SELLER AGREES TO RELEASE BUYER FROM ANY AND ALL LIABILITY AND RESPONSIBILITY THEREFOR AND AGREES TO INDEMNIFY, DEFEND AND HOLD BUYER HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES AND COSTS) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION SO REMEDIATED WITH REGARD TO THE LEASES OR INTERESTS OR OTHER PROPERTY AFFECTED THEREBY BY SELLER'S FAILURE TO PROPERLY REMEDIATE IN ACCORDANCE WITH APPLICABLE LAW.

EXCEPT AS OTHERWISE PROVIDED IN THE PRECEDING PARAGRAPH, SELLER AGREES TO INDEMNIFY, DEFEND AND HOLD BUYER HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEY’S FEES AND COSTS) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OF THE LEASES OR INTERESTS RESULTING FROM OWNERSHIP OR OPERATION OF THE INTERESTS PRIOR TO THE CLOSING AS WELL AS THOSE RESULTING FROM FAILURE TO PROPERLY REMEDIATE THE SAME IN ACCORDANCE WITH ANY APPLICABLE LAW, THAT MAY BE ASSERTED BY ANY THIRD PARTY (INCLUDING ANY GOVERNMENTAL AGENCY) WITHIN ONE YEAR FROM THE CLOSING DATE, AND TO THAT LIMITED EXTENT ONLY THIS SHALL SURVIVE CLOSING. THIS INDEMNITY SHALL LAPSE AND TERMINATE ONE YEAR FROM CLOSING, EXCEPT AS TO THE  CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES THAT HAVE ACTUALLY BEEN ASSERTED BY A THIRD PARTY BY THAT DATE.

BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES AND COSTS) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OF THE LEASES OR INTERESTS RESULTING FROM BUYER'S OPERATION OF THE INTERESTS FROM AND AFTER THE EFFECTIVE TIME AS WELL AS THOSE RESULTING FROM FAILURE TO PROPERLY REMEDIATE THE SAME IN ACCORDANCE WITH ANY APPLICABLE LAW.

ARTICLE VII

DISCLAIMER OF WARRANTIES AS TO PERSONAL PROPERTY

AND WARRANTIES OF TITLE AS TO LEASES

7.01

Disclaimer of Warranties.  THE ASSIGNMENT AND BILL OF SALE EXECUTED PURSUANT HERETO SHALL BE EXECUTED WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF TITLE OF ANY KIND OR NATURE, EITHER EXPRESS, IMPLIED OR STATUTORY.  THE PERSONAL PROPERTY IS BEING CONVEYED TO AND ASSIGNED TO AND ACCEPTED BY THE BUYER IN THEIR "AS IS, WHERE IS" CONDITION AND STATE OF REPAIR AND WITH ALL FAULTS AND DEFECTS WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, CONDITION AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED.  IT IS UNDERSTOOD AND AGREED THAT BUYER HAS INSPECTED THE PERSONAL PROPERTY AND SATISFIED ITSELF AS TO THEIR PHYSICAL CONDITION AND THAT BUYER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" STATE OF REPAIR AND WITH ALL FAULTS AND DEFECTS.  IN ADDITION, SELLER MAKES NO REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBONS OR THE ABILITY OF THE INTERESTS TO PRODUCE HYDROCARBONS OR THE PRICES WHICH BUYER IS OR WILL BE ENTITLED TO RECEIVE FOR ANY SUCH HYDROCARBONS.

7.02

General Warranty of Title to Leases. In the Assignment of the Leases, Seller will generally warrant title to the Leases being conveyed to Buyer.

ARTICLE VIII

CONDITIONS TO CLOSING

8.01

Seller’s Conditions.   The obligations of Seller at the Closing are subject, at the option of Seller, to the satisfaction at or prior to the Closing of the following conditions:

(a)

All representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and satisfied all agreements in all respects required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

(b)

No suit or other proceeding shall be pending before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages in connection with the purchase and sale contemplated by this Agreement.

(c)

The execution, delivery and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate, partnership or otherwise, on the part of Buyer.

8.02

Buyer’s Conditions.   The obligations of Buyer at the Closing are subject, at the option of Buyer, to the satisfaction at or prior to the Closing of the following conditions:

(a)

All representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and satisfied all agreements in all respects required by this Agreement to be performed and satisfied by Seller at or prior to the Closing.

(b)

No suit or other proceeding shall be pending before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages in connection with, the purchase and sale contemplated by this Agreement.

(c)

The execution, delivery and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate, partnership or otherwise, on the part of Seller.

ARTICLE IX

INDEMNITY

9.01

Buyer’s Indemnity.  EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, DAMAGES, PUNITIVE DAMAGES, COSTS, EXPENSES, CAUSES OF ACTION OR JUDGMENTS OF ANY KIND OR CHARACTER INCLUDING, WITHOUT LIMITATION, ANY INTEREST, PENALTY, REASONABLE ATTORNEY’S FEES AND OTHER COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH OR WITH THE DEFENSE THEREOF (COLLECTIVELY, THE "CLAIMS"), WITH RESPECT TO ALL LIABILITIES AND OBLIGATIONS OR ALLEGED OR THREATENED LIABILITIES AND OBLIGATIONS CAUSED BY, RELATED TO, ATTRIBUTABLE TO OR ARISING OUT OF THE OWNERSHIP OR OPERATION OF THE INTERESTS AFTER THE CLOSING DATE.

9.02

Seller’s Indemnity.  EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, SELLER AGREES TO INDEMNIFY, DEFEND AND HOLD BUYER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS WITH RESPECT TO ALL LIABILITIES AND OBLIGATIONS OR ALLEGED OR THREATENED LIABILITIES AND OBLIGATIONS CAUSED BY, RELATED TO, ATTRIBUTABLE TO OR ARISING OUT OF THE OWNERSHIP OR OPERATION OF THE INTERESTS PRIOR TO THE CLOSING DATE. This indemnity shall not extend or modify in any respect the indemnity given by Seller pursuant to Article 6.02 of this Agreement.

ARTICLE X

CLOSING

10.01

Date of Closing.   Unless the parties hereto mutually agree otherwise and subject to the conditions stated in this Agreement, the consummation of the transactions contemplated hereby (herein called the “Closing”) shall be held on or before December 21, 2004; provided, however, that the Closing may be extended up to twenty (20) days by either party if the conditions set forth in Sections 8.01 or 8.02 have not been met.  The date Closing actually occurs is herein called the “Closing Date”.

10.02

Place of Closing.   The Closing shall be held at the office of Kerr, Ward, McLaughlin & Miller, LLP, at 500 W. Texas, Suite 1310, Midland, Texas 79701.

10.03

Closing Obligations.   At the Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a)

Seller shall execute, acknowledge and deliver to Buyer an assignment, bill of sale and conveyance (in sufficient counterparts to facilitate recording) in the form attached hereto as Exhibit “E” conveying the Interests [other than Interests excluded under Section 5.03(b)] to Buyer.

(b)

PDFAI and Buyer shall execute and deliver a settlement statement (herein called the “Preliminary Settlement Statement”) prepared by PDFAI and approved by Buyer that shall set forth the Closing Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount.  The term “Closing Amount” shall mean the Preliminary Purchase Price adjusted as provided in Section 2.03, using for such adjustments the best information then available.

(c)

Buyer shall deliver the Closing Amount in U.S. funds by certified check or by direct bank or wire transfer to a bank account designated by Seller.

(d)

Buyer and PDFAI shall direct the Escrow Agent to release the Deposit to Seller.

(e)

Seller shall deliver to Buyer exclusive possession of the Interests (other than Interests excluded under Section 5.03(b)).

(f)

PDFFAI and Buyer shall execute, acknowledge and deliver transfer orders or letters in lieu thereof directing all purchasers of production to make payment to Buyer of proceeds attributable to production after the Effective Time from the Interests assigned to Buyer under Section 10.03(a).

(g)

Buyer shall present to PDFAI for signature all forms and other documents required by the Railroad Commission of Texas for: (a) Buyer to take over as Operator of the Leases, recognized as such by the Railroad Commission of Texas; and (b) the Railroad Commission to release all bonds or other security posted by PDFAI with the Railroad Commission of Texas, including all bonds or other security for plugging and abandonment, remediation, restoration, or other obligations in any way related to the Leases. PDFAI shall execute the same and deliver them to Buyer. Buyer shall file all of such forms with the Railroad Commission of Texas immediately following the Closing and provide PDFAI proof of filing.

(h)

Seller shall deliver or cause to be delivered releases of all mortgage liens, security interests and financing statements burdening the Interests in form and substance reasonably satisfactory to Buyer.

(i)

Seller shall deliver or cause to be delivered copies of all third party waivers, consents, approvals and permits obtained.

(j)

Seller shall deliver or cause to be delivered Non-foreign affidavit executed by Seller in the form attached hereto as Exhibit "F".

ARTICLE XI

OBLIGATIONS AFTER CLOSING

11.01 Post-Closing Adjustments.   As soon as practicable after the Closing, PDFAI shall prepare and deliver to Buyer, in accordance with this Agreement and generally accepted accounting principles, a statement (herein called the “Final Settlement Statement”) setting forth each adjustment or payment that was not finally determined as of the Closing and showing the calculation of such adjustments.  Within fifteen (15) days after receipt of the Final Settlement Statement, Buyer shall deliver to PDFAI a written report containing any changes that Buyer proposes be made to the Final Settlement Statement.  The parties shall undertake to agree with respect to the amounts due pursuant to such post-Closing adjustment no later than sixty (60) days after the Closing Date.  The date upon which such agreement is reached or upon which the Final Purchase Price is established, shall be herein called the “Final Settlement Date”.  In the event that (i) the Final Purchase Price is more than the Closing Amount, Buyer shall pay to Seller in immediately available funds, the amount of such difference, or (ii) the Final Purchase Price is less than the Closing Amount, Seller shall pay to Buyer in immediately available funds the amount of such difference.  Payment by Buyer or Seller shall be made within five (5) days of the Final Settlement Date.

11.02

Files and Records.    Within ten (10) days after the Closing Date, PDFAI shall deliver to Buyer all of PDFAI’s files and records relating to the Interests.  Seller may keep copies of any of the files and records delivered to Buyer hereunder. Seller may have access to those files, for purposes of making copies of any documents in the files or the files themselves, for a period of four years after Closing. Buyer shall make similar provision in the event it turns any of such files over to any third party before that four years has expired.

11.03

Sales Taxes and Recording Fees.   Buyer shall pay, direct to appropriate authorities, all sales taxes occasioned by the sale of the Interests and all documentary, filing and recording fees required in connection with the filing and recording of any assignments.

11.04

Further Assurances.   After Closing, Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto.

11.05

Survival.   The representations, warranties, covenants, agreements and indemnities included or provided for in this Agreement and any exhibit or schedule hereto, together with the provisions of Article X, shall survive the Closing and shall not be deemed merged into or superseded by any conveyance executed and delivered hereunder. ANYTHING HEREIN CONTAINED TO THE CONTRARY NOTWITHSTANDING, THE INDEMNITY GIVEN BY SELLER PURSUANT TO ARTICLE 6.02 OF THIS AGREEMENT SHALL SURVIVE ONLY FOR THE ONE YEAR PERIOD AFTER CLOSING, AND NOT THEREAFTER.

11.06  Audited Financials.  After the date of this Agreement, Seller agrees to cooperate with and provide reasonable assistance to Buyer in the construction of audited financial statements respecting the Interests for the prior three fiscal years, at Buyer's sole expense.

ARTICLE XII

TERMINATION OF AGREEMENT

12.01

Termination.   This Agreement and the transactions contemplated hereby may be terminated in the following instances:

(a)

By Seller if the conditions set forth in Section 8.01 are not satisfied in all material respects or waived as of the Closing Date.  If the conditions in Section 8.01(a) or (c) are not satisfied or waived, the Deposit shall be delivered to the Seller.  If the conditions in Section 8.01(b) are not satisfied or waived, the Deposit shall be delivered to the Buyer.

(b)

By Buyer if the conditions set forth in Section 8.02 are not satisfied in all material respects or waived as of the Closing Date.  In such instance, the Deposit shall be delivered to the Buyer.

(c)

At any time by the mutual written agreement of Buyer and Seller.  In such instance, the Deposit shall be delivered to the Buyer.

12.02

Liabilities Upon Termination.   If this Agreement is terminated for any reason other than those set forth in Section 12.01 or is breached, nothing contained herein shall be construed to limit Seller’s or Buyer’s legal or equitable remedies including, without limitation, damages for the breach or failure of any representation, warranty, covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

ARTICLE XIII

MISCELLANEOUS

13.01

Exhibits.   The exhibits referred to in this Agreement are hereby incorporated in this Agreement by reference and constitute a part of this Agreement.  Each party to this Agreement and its counsel has received a complete set of exhibits prior to and as of the execution of this Agreement.

13.02

Expenses.   Except as otherwise specifically provided, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including, without limitation, legal and accounting fees, costs and expenses.

13.03

Notices.   All notices and communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made when personally delivered to the individual indicated below, or if mailed, when received by the party charged with such notice and addressed as follows:

If to Buyer:

Arena Resources, Inc.

Attention: Stanley McCabe

4920 South Lewis, Suite 107

Tulsa, OK 74105

with a copy to its counsel, Albert Sherman, Esquire, Cotton, Bledsoe, Tighe and Dawson, 500 W. Illinois, Suite 300, Midland, Texas 79701.

If to Seller:

Paul D. Friemel & Associates, Inc.

Attention: Paul D. Friemel, President

1201 W. Illinois

Midland, Texas 79701

with a copy to PDFAI’s counsel, Harris E. Kerr, Esquire, Kerr, Ward, McLaughlin & Miller, LLP, 500 W. Texas, Suite 1310, Midland, Texas 79701.

Any party may, by written notice so delivered to the others, change the address or individual to which delivery shall thereafter be made.

13.04

Amendments.   Subject to the provisions of Section 5.03, this Agreement may not be amended or any rights hereunder waived except by an instrument in writing signed by the party to be charged with such amendment or waiver and delivered by such party to the party claiming the benefit of such amendment or waiver.

13.05

Assignment.   Buyer may assign all or any portion of its rights hereunder if Buyer continues to remain liable for the performance of Buyer’s obligations hereunder.

13.06

Announcements.   Seller and Buyer shall consult with each other with regard to all press releases and other announcements issued at or prior to the Closing concerning this Agreement or the transactions contemplated hereby.

13.07

Headings.   The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

13.08

Counterparts.  This Agreement may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

13.09

References.   References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals, partnerships or corporations.  As used in this Agreement, “person” shall mean any natural person, corporation, partnership, trust, estate or other entity.

13.10

Governing Law.   This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

13.11

Entire Agreement.   This Agreement (including the exhibits hereto) constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

13.12

Parties in Interest.   This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns; and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

13.13

Other WI Owners.   With the approval of PDFAI (evidenced by its signature on any attached signature page), any individual owners of working interests in any of the Leases may adopt this Agreement by signing a signature page that (a) states the name and address of the owner; (b) specifies which Lease(s) the Owner has interests in, stating the amount of interest; and (c) specifying the amount of the Purchase Price to be allocated to that Owner for those interests.

13.14

Allocation of Purchase Price Adjustments Among PDFAI and WI Owners.  Notwithstanding anything contained herein to the contrary or that might be construed to the contrary, PDFAI and WI Owners stipulate and agree that in connection with all adjustments to the Purchase Price made pursuant to this agreement (i) each Seller shall receive the benefit of any increases in the Purchase Price only to the extent of and in the proportion that any such increases are directly related to its ownership interest in the Interests as to which any such increases relate; and (ii) each Seller shall bear the loss of any decreases in the Purchase Price only to the extent of and in the proportion that any such decreases are directly related to its ownership interest in the Interests as to which any such decreases relate.  PDFAI and WI Owners shall be responsible for the proper allocation and distribution of the Purchase Price, as adjusted pursuant hereto, among themselves at and/or following the Closing and, except as otherwise provided in this Agreement, Buyer shall have no responsibility therefor.

THE BALANCE OF THIS PAGE IS INTENTIONALLY BLANK.

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EXECUTED as of the date first above mentioned.

SELLER:

PAUL D. FRIEMEL & ASSOCIATES, INC.

By:

Paul D. Friemel, President

BUYER:

ARENA RESOURCES, INC.

By:

Stanley McCabe, Chairman of the Board

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ADDITIONAL SIGNATURE PAGE

for Carol L. Anderson

This is an additional signature page to the Purchase and Sale Agreement dated as of December 1, 2004, between Paul D. Friemel & Associates, Inc. and Arena Resources, Inc., as provided for in Article 13.13 thereof.

WORKING INTEREST OWNER: Carol L. Anderson

ADDRESS: 205 Barley Avenue, Naperville, IL 60563

The undersigned owns the leases and interests set forth in Exhibit “A” to the Purchase and Sale Agreement between Paul D. Friemel & Associates, Inc., Seller, and Arena Resources, Inc., Buyer. I hereby ratify and adopt that Purchase and Sale Agreement as a seller thereunder, and agree to all of the terms and provisions thereof; and expressly agree to the purchase price allocation showing the amount of the purchase price due to me set forth in that Exhibit “A”. I hereby authorize the Buyer to pay all of the purchase price due me, cash and stock, to Paul D. Friemel & Associates, Inc. as Operator, and Paul D. Friemel & Associates, Inc. hereby agrees to receive the funds and shares (subject to any final adjustment made under the Agreement) and remit the same to me with my final operating statement from Paul D. Friemel & Associates, Inc. covering the period through November 30, 2004.

To the extent, if any, that I may have any preferential rights to purchase any interests under any contract, joint operating agreement, or other agreement, I hereby expressly waive that right and agree to the sale of the Leases and Interests to Buyer.

__________________________________________________________

Carol L. Anderson

Date: December ___, 2004

APPROVED:

Paul D. Friemel & Associates, Inc.

BY:__________________________

Paul D. Friemel, President

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EXHIBIT “A”

OTHER WORKING INTEREST OWNERS

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EXHIBIT “B”

DESCRIPTION OF LANDS AND LEASES

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EXHIBIT “C”

OPTION AGREEMENT

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EXHIBIT “D”

ESCROW AGREEMENT

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EXHIBIT E

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

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EXHIBIT F

NON-FOREIGN SELLER AFFIDAVIT

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SCHEDULE 3.01E

PENDING OR THREATENED LITIGATION

None.

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SCHEDULE 3.01L

PREFERENTIAL RIGHTS TO PURCHASE

1. Darrell F. Smith has a preferential right to purchase under the Operating Agreement dated July 30, 1981, covering the Thornberry 4  Lease. Operator has been unable to contact Smith to determine if he wishes to waive or exercise the right. The JOA allows a 10 day period after notice for the exercise of the preferential right. Operator will notify Smith as required by the JOA more than 10 days before Closing.

2. Jo Denton Smith, J. Michael Smith, and Susan J. Smith have  a preferential right to purchase under the Operating Agreement dated July 30, 1981, covering the Thornberry 4  Lease and University 45 Lease. They have indicated they intend to waive their preferential right. The JOA allows a 10 day period after notice for the exercise of the preferential right. Operator will notify Smith as required by the JOA more than 10 days before Closing.

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SCHEDULE 5.03B

ALLOCATED VALUE FOR DEFECTIVE INTERESTS

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